UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 13, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                  INFOSPI INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-53104                 51-0668045
____________________________           ____________          ___________________
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                          5300 NW 12TH AVENUE, SUITE 1
                         FORT LAUDERDALE, FLORIDA 33309
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (858) 531-5723
               __________________________________________________
               Registrant's telephone number, including area code


                         6968 LA JOLLA BLVD., SUITE 208
                           LA JOLLA, CALIFORNIA 92037
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                   __________


SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective September 16, 2009, Daniel C. Masters, Attorney at Law, representing certain selling shareholders and warrant holders (collectively, the "Sellers") and Westmount Securities Corp., a corporation organized under the laws of the Province of Quebec, representing certain purchasers (collectively, the "Purchasers") entered into that certain agreement for the purchase of common stock and warrants (the "Purchase Agreement"). In accordance with the terms and provisions of the Purchase Agreement, the Sellers sold 4,990,000 shares of common stock (the "Common Stock") of InfoSpi, Inc., a corporation organized under the laws of the State of Nevada (the "Company") and 5,000,000 warrants to purchase shares of Common Stock of the Company (the "Warrants") in exchange for $275,000. The Warrants were created by Order of the U.S. Bankruptcy Court for the Southern District of California as part of the Chapter 11 Plan of Reorganization of the Company's former parent, Arrin Systems, Inc. Certain Sellers are the holders of Warrants Class A-1 through A-5, Class B-1 through B-5, Class C-1 through C-5, Class D-1 through D-5 and Class E-1 through E-5 (collectively, the "Warrant Holders"), with each Warrant reflecting an aggregate of 250,000 Warrants convertible into shares of the Company's common stock at either $1.00 per share or at any conversion price as may be determined by the vote of the Board of Directors of the Company. The Warrant Holders assigned their respective class of Warrants to certain individuals (collectively, the "Assignees") in accordance with those certain assignment of warrant agreements dated November 11, 2009 (collectively, the "Assignments").

Effective November 13, 2009, the Board of Directors of the Company pursuant to unanimous written consent acknowledged the Warrants and the respective assignments pursuant to the Assignments, established the conversion price of the Warrants at $0.175 per share, and authorized the issuance of an aggregate 28,571,429 shares of Common Stock of the Company in accordance with receipt of those certain notices of conversion dated November 13, 2009 from the respective Assignees (collectively, the "Notices of Conversion").

The 28,571,429 shares of Common Stock were issued to a approximately thirteen non-United States investors in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares of Common Stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Assignees acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

Therefore, as of the date of this Current Report, there are approximately 61,838,753 shares of Common Stock issued and outstanding.

BENEFICIAL OWNERSHIP CHART

The following table sets forth certain information, as of November 13, 2009, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.


NAME AND ADDRESS OF BENEFICIAL OWNER(1)     AMOUNT AND NATURE OF BENEFICIAL         PERCENTAGE OF BENEFICIAL
                                                      OWNERSHIP(1)                        OWNERSHIP
   DIRECTORS AND OFFICERS:
Haim Mayan                                             12,150,000                           19.65%
12000 North Bayshore Drive
Suite 305
North Miami, Florida 33181

Chris Hamilton                                          2,000,000                            3.23%
Crossways Farm
Cowbridge
Vale of Glamorgan
United Kingdom

Olivier Danan
256 SW 5th Street                                      13,950,000                           22.56%
Baca Raton, Florida 33432

Michel Brunet
4053 Vendome Avenue                                       400,000                             Nil
Montreal, Quebec
Canada H4A 3N2

All executive officers and directors
as a group (4 persons)                                 28,400,000                           45.93%

BENEFICIAL SHAREHOLDERS GREATER THAN 10%
 None

*     Less than one percent.

(1)  Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract,  arrangement,  understanding, relationship,  or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares;  and (ii)  investment power,  which  includes the power to dispose or direct the  disposition  of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example,  persons  share the power to vote or the power
     to  dispose  of  the  shares).  In  addition,   shares  are  deemed  to  be
     beneficially  owned by a person if the person has the right to acquire  the shares (for example, upon exercise of an option) within 60 days of the date as of which the  information  is  provided.  In  computing  the  percentage ownership  of any  person,  the amount of shares  outstanding  is deemed to include  the amount of shares  beneficially  owned by such person (and only such  person)  by  reason of these  acquisition  rights.  As a result,  the percentage of outstanding  shares of any person as shown in this table does not necessarily  reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually  outstanding as of the date of this Current Report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INFOSPI INC.


DATE:  NOVEMBER 23, 2009              /s/ HAIM MAYAN
                                      _________________________________________
                                      NAME: HAIM MAYAN
                                      TITLE: PRESIDENT/CHIEF OPERATIONS OFFICER